UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2016

Lonestar Resources US Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

600 Bailey Avenue, Suite 200

Fort Worth, Texas 76107

(Address of principal executive office) (Zip Code)

(817) 921-1889

(Registrants’ telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

7.01 Regulation FD Disclosure.

On December 8, 2016, Lonestar Resources US Inc. (the “Company”) issued a press release announcing the launch of an underwritten public offering of its Class A common stock. A copy of the press release is furnished as Exhibit 99.1 and is incorporated into this Item 7.01

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated December 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lonestar Resources US Inc.

Dated: December 8, 2016	By:	/s/ Frank D. Bracken, III
		Name:	Frank D. Bracken, III
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 8, 2016.

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